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                                                                    Exhibit 99.2



                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                             TENDER OF OUTSTANDING
                        9 1/8% SENIOR SUBORDINATED NOTES
                                    DUE 2008
                              CUSIP NO. 95081QAD6,
                              IN EXCHANGE FOR NEW
                   9 1/8% SENIOR SUBORDINATED NOTES DUE 2008,
                                       OF

                            WESCO DISTRIBUTION, INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of WESCO Distribution, Inc. (the "Company") to exchange the Company's 9 1/8% Senior Subordinated Notes Due 2008 (collectively, the "Outstanding Notes") for a like principal amount of the Company's 9 1/8% Senior Subordinated Notes Due 2008 which have been registered under the Securities Act of 1933, as amended, and the related guarantees made pursuant to the Prospectus (as defined below), if certificates for the Outstanding Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Bank One, N.A. (the "Exchange Agent"), as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Letter of Transmittal.

                         BANK ONE, N.A., EXCHANGE AGENT

   By Mail, Hand Delivery or Overnight Courier:        By Facsimile Transmission:
                  Bank One, N.A.                             (312) 407-8853
        One North State Street, 9(th) Floor               Attention: Exchanges
              Chicago, Illinois 60602                     Confirm by Telephone:
               Attention: Exchanges                          (800) 524-9472

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures
for Tendering Original Notes" section of the Prospectus dated September   , 2001
of WESCO Distribution, Inc. and WESCO International, Inc. (which has unconditionally guaranteed the Outstanding Notes and the Exchange Notes on a senior subordinated basis) (the "Prospectus"), receipt of which is hereby acknowledged.

Principal Amount of Outstanding Notes Tendered.* $
                                                   -----------------------------

Certificate No(s). (if available):
                                   ---------------------------------------------

Total Principal Amount Represented by Certificate(s):
                                                      --------------------------

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

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                                Please Sign Here

X
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X
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Signature(s) of Owner(s)
or Authorized Signatory
Area Code and Telephone Number:
                                ------------------------------------------------


     Must be signed by the holder(s) of Outstanding Notes as their name(s) appear on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please Print Name(s) and Address(es)

Name(s):
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Capacity:
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Address(es):
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Account Number:
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Outstanding Notes being tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust company, in proper form for transfer, together with any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days after the Expiration Date.

Name of Firm

------------------------------------------------------------

Address
        ----------------------------------------------------

------------------------------------------------------------
Area Code &
  Telephone No.
                --------------------------------------------


----------------------------------------------------
                Authorized Signature

Name
     -----------------------------------------------
               (Please Type or Print)

Title
      ----------------------------------------------

Date
     -----------------------------------------------

NOTE: DO NOT SEND CERTIFICATES REPRESENTING OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES REPRESENTING OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.